SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 12, 2003


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215            22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400
Item 5.   Other Events.

On March 12, 2003, Johnson & Johnson ("J&J") issued its Annual Report is filing herewith certain financial information, including the audited consolidated financial statements of J&J and its subsidiaries as of December 29, 2002 and December 30, 2001 and for each of the years in the three-year period ended
December 29, 2002, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of J&J, which are being filed as Exhibit 99.15 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent accountant's report also included in Exhibit 99.15.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

(c)  Exhibits

Exhibit No.       Description of Exhibit

99.15 Audited Consolidated Financial Statements for the period ended December 29, 2002

23                Consent of Independent Accountants






                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: March 12, 2003          By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer